UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

Crinetics Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6055 Lusk Boulevard
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 26, 2025, at 9:00 am Eastern Time, Crinetics Pharmaceuticals, Inc. (the “Company”) hosted an in-person and virtual Research and Development Day (“R&D Day”) in New York. The R&D Day included a presentation that provided an update, including preclinical data on the Company’s early-stage pipeline assets, next steps and portfolio strategy to drive long-term value. Key topics included:

•
CRN12755, a Thyroid Stimulating Hormone Receptor (“TSHR”) antagonist, for Graves’ disease, including Graves’ hyperthyroidism and Graves’ orbitopathy (Thyroid Eye Disease, or “TED”)
•
CRN10329, an SST3 agonist, for autosomal dominant polycystic kidney disease (“ADPKD”)
•
Nonpeptide drug conjugate (NDC) platform, including CRN09682 for NETs and other SST2+ tumors

During the presentation, the Company referenced the slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The slide presentation and a live audio webcast of the presentation have been made available under the “Investors” section of the Company’s website.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

The R&D Day presentation included the following updates on the Company’s pre-clinical development pipeline:

•
CRN12755: The Company provided preclinical data on its lead candidate CRN12755 in the thyroid-stimulating hormone receptor (“TSHR”) antagonist program for the treatment of Graves’ disease, including the two major manifestations Graves’ hyperthyroidism and Graves’ orbitopathy (Thyroid Eye Disease or “TED”). CRN12755 was observed to decrease TSAb-stimulated thyroid hormone (T4) in a rat model, and was observed to decrease hyaluronic acid and IL-6 production in Graves Orbital Fibroblasts (GOFs) from TED patients. The Company also provided an overview of the clinical development strategy for CRN12755, including key biomarkers and other data to be captured in the Phase 1 trial.

•
CRN10329: The Company identified CRN10329 as a preclinical leading development candidate for a selective SST3 nonpeptide agonist for the treatment of autosomal dominant polycystic kidney disease (ADPKD). CRN10329 was observed to decrease cystic index, cellular proliferation, kidney weight and aberrant expression of renal tubular injury markers in a mouse model of ADPKD. The Company also shared data highlighting that SST3 is highly and consistently expressed in cyst-lining cells in ADPKD.

•
CRN09682:
o
The Company shared data on CRN09682 previously presented at medical conferences. Data show the potency, selectivity and internalization of CRN09682. CRN09682 in tumor and plasma and free MMAE in plasma are not observed after 24 hours in a mouse tumor model, while free MMAE cleaved from CRN09682 persists within the tumor for at least 240 hours. The Company also demonstrated that CRN09682 induced anti-tumor activity in a dose-dependent manner in different mouse tumor growth models without a decrease in body weight.
o
The Company provided additional details regarding the trial design of its Phase 1/2 study, BRAVESST2, of CRN09682 for the treatment of metastatic or locally advanced SST2-positive neuroendocrine tumors and other SST2-expressing solid tumors. In the Phase 1 dose escalation phase, the Company expects to enroll 3-6 patients per cohort until the minimum tolerated dose is confirmed. Data from the dose escalation will inform the recommended expansion dose for the Phase 2 dose expansion phase and confirm the tumor sub-types that will be enrolled in the expansion cohorts. The Company expects to enroll up to 150 participants across both Phase 1 and Phase 2 of the trial.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements, including statements regarding the Company’s pipeline development and clinical trial programs, clinical development strategy, and trial design and expected enrollment for the Company’s Phase 1/2 study BRAVESST2 of CRN09682. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, without limitation, the risks and uncertainties described in the Company’s periodic filings with the SEC. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional information on risks facing the Company can be found under the heading “Risk Factors” in the Company’s periodic filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2024 and quarterly report on Form 10-Q for the quarter ended March 31, 2025. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Slide Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date:	June 26, 2025	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D. President and Chief Executive Officer (Principal Executive Officer)